UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2022

TPB ACQUISITION CORPORATION I

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40732	98-1582136
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Letterman Drive, Suite A3-1 San Francisco, CA	94129
(Address of Principal Executive Offices)	(Zip Code)

(415) 854-7074

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	TPBAU	Nasdaq Capital Market

Class A ordinary shares included as part of the units	TPBA	Nasdaq Capital Market

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TPBAW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The Business Combination Agreement

On September 14, 2022, TPB Acquisition Corporation I (“SPAC”) entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among Lavoro Limited, an exempted company incorporated with limited liability in the Cayman Islands (“New PubCo”), Lavoro Merger Sub I Limited, an exempted company incorporated with limited liability in the Cayman Islands and a direct, wholly owned subsidiary of New PubCo (“First Merger Sub”), Lavoro Merger Sub II Limited, an exempted company incorporated with limited liability in the Cayman Islands and a direct, wholly owned subsidiary of New PubCo (“Second Merger Sub”), Lavoro Merger Sub III Limited, an exempted company incorporated with limited liability in the Cayman Islands and a direct, wholly owned subsidiary of New PubCo (“Third Merger Sub” and, together with First Merger Sub and Second Merger Sub, the “Merger Subs”), Lavoro Agro Limited, an exempted company incorporated with limited liability in the Cayman Islands (the “Company”), and SPAC, an exempted company incorporated with limited liability in the Cayman Islands. Each of New PubCo, the Merger Subs, the Company and SPAC will individually be referred to herein as a “Party” and, collectively, as the “Parties.” Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Business Combination Agreement.

Pursuant to the Business Combination Agreement, the Parties have agreed that, on the terms and subject to the conditions set forth in the Business Combination Agreement, on the date immediately prior to the Closing Date, substantially concurrently with and immediately after the closing of the PIPE Investment (as defined below), (A) First Merger Sub shall be merged with and into SPAC (the “First Merger”), with SPAC surviving as a direct wholly owned subsidiary of New PubCo, (B) immediately following the First Merger, SPAC, as successor in the First Merger, shall be merged with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “SPAC Mergers”), with Second Merger Sub surviving as a direct wholly owned subsidiary of New PubCo, and (C) on the Closing Date, Third Merger Sub shall be merged with and into the Company (the “Third Merger” and, together with the SPAC Merger, the “Mergers”) with the Company surviving as a direct wholly owned subsidiary of New PubCo.

As a result of the Third Merger, among other things, (i) each Company Share owned by the Company, Third Merger Sub or any wholly owned subsidiary of the Company immediately prior to the Third Merger shall automatically be cancelled, (ii) each Company Share that is not a Cashout Share that is issued and outstanding immediately prior to the Third Effective Time will be converted into and shall for all purposes represent only the right to receive a number of validly issued, fully paid and nonassessable New PubCo Class A Ordinary Shares equal to the Per Share Stock Consideration and (iii) each Cashout Share, if any, shall be converted into and shall for all purposes represent only the right to receive the Per Share Cash Consideration.

The Per Share Stock Consideration delivered to shareholders of the Company shall be an amount of New PubCo Ordinary Shares equal to the Equity Value of $1.125 billion, as adjusted by the Adjustment Factor, divided by the fully diluted outstanding shares of the Company prior to the Closing, divided by $10.00 (the per share reference price). Pursuant to the SPAC Mergers, (i) each SPAC Class A Ordinary Share and SPAC Class B Ordinary Share (collectively, the “SPAC Shares”), other than SPAC Shares that are owned by SPAC, First Merger Sub or any wholly owned subsidiary of SPAC, will be exchanged for New PubCo Ordinary Shares (as adjusted in accordance with the SPAC Exchange Ratio), and (ii) each SPAC Warrant will become a New PubCo Warrant to acquire New PubCo Ordinary Shares (as adjusted in accordance with the SPAC Exchange Ratio) on the same terms and conditions.

The Business Combination Agreement, the SPAC Mergers and the Transaction Agreements have been unanimously approved by SPAC’s board of directors (the “Board”) and the Board has unanimously determined to recommend that the shareholders of SPAC vote to approve the SPAC Shareholder Matters and such other actions as contemplated by the Business Combination Agreement.

Board Composition

Pursuant and subject to the terms of the Business Combination Agreement, the board of directors of New PubCo as of immediately following the Closing will consist of seven directors, four of which shall be designated by the Company’s existing shareholders and the other three of which shall be designated by TPB Acquisition Sponsor I, LLC (the “Sponsor”).

Representations and Warranties

The Business Combination Agreement contains representations and warranties that are customary for transactions of this nature, including with respect to, among other things: corporate matters, including organization, existence and standing; authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary agreements; no conflict; governmental approvals and financial statements.

Covenants

The Business Combination Agreement includes customary covenants of the Parties with respect to operation of their respective businesses prior to the consummation of the Mergers. The Business Combination Agreement contains additional covenants of the Parties, including, among others: (i) covenants providing that the parties cooperate with respect to the proxy statement to be filed with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Business Combination Agreement (and any amendments and supplements), (ii) covenant of SPAC to convene a meeting of SPAC’s shareholders and to solicit proxies from its shareholders in favor of the approval of the Business Combination Agreement and the SPAC Shareholder Matters, (iii) a covenant providing that the parties shall take further actions as may be necessary, proper or advisable to consummate and make effective the Mergers, (iv) a covenant of New PubCo and the Company to obtain any required consents or approvals pursuant to any applicable antitrust laws or other applicable legal requirements, (v) covenants maintaining confidentiality and public announcements and other communications regarding the Business Combination Agreement and the transactions and other documents contemplated thereby and related matters, (vi) a covenant of the Company and its subsidiaries not to engage in any transactions involving the securities of SPAC prior to public announcement of the material terms of the transactions, and (vii) covenants providing that the parties will not solicit, initiate, enter into or continue discussions, negotiations or transactions with respect to any other similar business combination transaction.

Conditions to the Consummation of the Transaction

Consummation of the transactions contemplated by the Business Combination Agreement is subject to customary closing conditions, including approval by SPAC’s and the Company’s shareholders. The Business Combination Agreement also contains other conditions, including, among others: (i) SPAC having at least $5,000,001 of net tangible assets following the exercise by the holders of the SPAC’s Class A Ordinary Shares issued in SPAC’s initial public offering of securities and outstanding immediately before the First Effective Time of their right to redeem their SPAC Class A Ordinary Shares in accordance with SPAC’s governing documents, (ii) the approval by the applicable governmental authorities and the absence of any applicable Legal Requirement prohibiting or enjoining the consummation of the transactions, (iii) the receipt of approval for the New PubCo Ordinary Shares to be listed on Nasdaq or another public stock market or exchange in the United States, subject to the official notice of issuance thereof and the requirement to have a sufficient number of round lot holders, and (iv) the effectiveness of the registration statement on Form F-4 to be filed by New PubCo (the “Registration Statement”), which Registration Statement shall not be subject to any stop order or proceeding (or threatened proceeding by the SEC) seeking a stop order with respect to the Registration Statement.

In addition, each party’s obligations to consummate the Closing is subject to the condition that SPAC Cash, comprising the aggregate amount of cash contained in the Trust Account (giving effect to the Redemption), plus proceeds of the PIPE Investment, minus transaction costs, shall equal or exceed $180,000,000. The parties agree that they may solicit additional PIPE Investments prior to the Closing, on terms and with counterparties mutually agreeable to the parties.

Termination

The Business Combination Agreement may be terminated at any time prior to the consummation of the Mergers by mutual written consent of SPAC and the Company and in certain other circumstances, including, but not limited to if: (i) the Closing has not occurred by March 31, 2023, (ii) a governmental entity shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions, and such order or other action has become final and non-appealable or (iii) the SPAC Mergers and SPAC Shareholder Matters are not approved by SPAC’s shareholders at the duly convened meeting of SPAC’s shareholders.

A copy of the Business Combination Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been provided to investors with information regarding its terms. It is not intended to provide any other factual information about SPAC or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to SPAC’s investors and security holders. SPAC investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the SPAC’s public disclosures.

Related Agreements

Voting and Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, New PubCo, SPAC, the Company and the Company’s Shareholders have entered into a voting and support agreement (the “Voting and Support Agreement”), pursuant to which, prior to the First Effective Time (and conditioned upon the occurrence of the First Effective Time), the Company Shareholders will, among other things, vote to approve the Third Merger and such other actions as contemplated in the Business Combination Agreement for which the approval of the Company Shareholders is required.

The Voting and Support Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and the foregoing description of the Voting and Support Agreement is qualified in its entirety by reference thereto.

Company Shareholder Lock-up Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, New PubCo, the Company, SPAC and the Company Shareholders have entered into a lock-up agreement (the “Lock-up Agreement”), pursuant to which, the Company Shareholders agreed, among other things, agreed to transfer restrictions on the New PubCo Class A Ordinary Shares, held by such Company Shareholder, as of the Closing Date immediately following the Mergers (the “Lock-up Shares”) for a period (i) for 25% of the Lock-Up Shares held by the Company Shareholders (and their respective permitted transferees), the date that is 180 days following the Closing Date, (ii) for an additional 25% of the Lock-Up Shares (i.e., totaling an aggregate of 50% of the Lock-Up Shares) held by the Company Shareholders (and their respective permitted transferees), the date that is one year following the Closing Date, (iii) for an additional 25% of the Lock-Up Shares (i.e., totaling an aggregate of 75% of the Lock-Up Shares) held by the Company Shareholders (and their respective permitted transferees), the date that is eighteen (18) months following the Closing Date, and (iv) for an additional 25% of the Lock-Up Shares (i.e., totaling an aggregate of 100% of the Lock-Up Shares) held by the Company Shareholders (and their respective permitted transferees), the date that is two years following the Closing Date.

The Lock-up Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and the foregoing description of the Lock-up Agreement is qualified in its entirety by reference thereto.

PIPE Subscription Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, a certain investor (the “PIPE Investor”) has entered into a share subscription agreement (a “PIPE Subscription Agreement”) pursuant to which the PIPE Investor has committed (the “PIPE Investment”) to subscribe for and purchase, for an aggregate purchase price of $100,000,000, 10,000,000 Class A Ordinary Shares (at $10.00 per share). The Sponsor is the PIPE Investor, and an affiliate of the SPAC.

The form of PIPE Subscription Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and the foregoing description of the form of PIPE Subscription Agreement is qualified in its entirety by reference thereto.

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor amended its existing letter agreement, dated August 13, 2021 (the “Amendment to the Sponsor Letter Agreement”) with SPAC pursuant to which the Sponsor agreed to, among other things, (i) vote all of their respective SPAC Class B ordinary shares, par value $0.0001 per share (the “Founder Shares”) in favor of the Business Combination and related transactions, (ii) to take certain other actions in support of the Business Combination Agreement and related transactions, and (iii) to be bound by transfer restrictions for two years after the Closing Date (“Sponsor Lock-Up”), provided however (x) 50% of the Founder Shares shall be released from the Sponsor Lock-Up one year following the Closing Date, (y) an additional 25% of the Founder Shares (i.e., totaling an aggregate of 75% of the Founder Shares) shall be released from the Sponsor Lock-Up eighteen (18) months following the Closing Date, and (z) an additional 25% of the Founder Shares (i.e., totaling an aggregate of 100% of the Founder Shares) shall be released from the Sponsor Lock-Up the date that is two years following the Closing Date.

The Sponsor also agreed that 3,006,050 of the Founder Shares of the Sponsor will be deemed to be “Vesting Founder Shares.” The Sponsor agreed that the Vesting Founder Shares shall be subject to vesting and that (i) 50% of the Vesting Founder Shares will vest if at any time during the 3-year period following the Closing Date the closing share price of the New PubCo Ordinary Shares is greater than or equal to $12.50 over any 20 trading days within any consecutive 30 trading day period and (ii) the remaining 50% of the Vesting Founder Shares will vest if at any time during the 3 year period following the Closing Date the closing share price of the New PubCo Ordinary Shares is greater than or equal to $15.00 over any 20 trading days within any consecutive 30 trading day period, subject to the terms of the Sponsor Letter Agreement.

The Amendment to the Sponsor Letter Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and the foregoing description of the form of Amendment to the Sponsor Letter Agreement is qualified in its entirety by reference thereto.

A&R Registration Rights Agreement

At the consummation of the Business Combination Agreement, New PubCo, the Sponsor and certain persons named therein shall enter into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”), pursuant to which that certain Registration Rights Agreement, dated as of August 13, 2021, shall be amended and restated in its entirety, as of the Closing. As a result, the holders of registrable securities will be able to make a written demand for registration under the Securities Act of 1933, as amended (the “Securities Act”) of all or a portion of their registrable securities, subject to certain limitations so long as such demand includes a number of registrable securities with a total offering price in excess of $30 million. Any such demand may be in the form of an underwritten offering, it being understood that, subject to certain exceptions, the New PubCo shall not be required to conduct more than two underwritten offerings in any 12-month period. In addition, the holders of registrable securities will have “piggy-back” registration rights to include their securities in other registration statements filed by New PubCo subsequent to the Closing. New PubCo has also agreed to file within 30 days of the Closing a resale shelf registration statement covering the resale of all registrable securities.

The form of A&R Registration Rights Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K and the foregoing description of the form of A&R Registration Rights Agreement is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of Class A ordinary shares of SPAC to the PIPE Investor is incorporated by reference herein. The Class A ordinary shares issuable to the PIPE Investor in connection with the transactions contemplated by the Business Combination Agreement will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2. and Exhibit 99.3, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filing of SPAC under Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

On September 15, 2022, SPAC and New PubCo issued a joint press release announcing the execution of the Business Combination Agreement and the transactions contemplated thereby. The press release is furnished as Exhibit 99.1 to this Current Report.

An Investor Presentation for use by SPAC with certain of its shareholders and other persons with respect to the Transactions is furnished as Exhibit 99.2 to this Current Report and a transcript of the related video presentation is furnished as Exhibit 99.3 to this Current Report.

Additional Information about the Proposed Business Combination and Where to Find It

The proposed business combination will be submitted to shareholders of SPAC for their consideration. New PubCo intends to file the Registration Statement with the SEC which will include preliminary and definitive proxy statements to be distributed by SPAC to SPAC’s shareholders in connection with SPAC’s solicitation for proxies for the vote by SPAC’s shareholders on the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, SPAC will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. SPAC’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with SPAC’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about SPAC, the Company and the proposed business combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by SPAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: TPB Acquisition Corporation I, 1 Letterman Drive, Suite A3-1, San Francisco, CA 94129.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

SPAC, the Company and certain of their respective directors, executive officers and other members of management, employees and consultants may, under SEC rules, be deemed to be participants in the solicitations of proxies from SPAC’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of SPAC’s shareholders in connection with the proposed business combination will be set forth in SPAC’s proxy statement / prospectus when it is filed with the SEC. You can find more information about SPAC’s directors and executive officers in SPAC’s final prospectus that forms a part of SPAC’s Registration Statement on Form S-1 (Reg No. 333-253325), filed with the SEC pursuant to Rule 424(b)(4) on August 12, 2021 (the “Prospectus”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

This communication relates to a potential financing through a private placement of common stock of a newly formed holding company to be issued in connection with the transaction. This communication shall not constitute a “solicitation” as defined in Section 14 of the Exchange Act.

Forward-Looking Statements

The information in this communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, the expected benefits of the proposed business combination; any indications of interest in the proposed PIPE Investment; the satisfaction of closing conditions to any business combination and any related financing, the amount of redemption requests made by SAPC’s public stockholders and the completion of the proposed business combination, including the anticipated structure and closing date of the proposed business combination and the use of the cash proceeds therefrom; anticipated management and directors of the resulting issuer; any anticipated shareholder approvals; and the pro forma ownership of the resulting issuer. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the Company’s and SPAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and SPAC. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to, the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that shareholder approval will not be obtained; the risk that the transaction may not be completed by SPAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SPAC; the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Business Combination Agreement by the SPAC ‘s shareholders; the lack of a third party valuation in determining whether or not to pursue the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results, and business generally; risks that the proposed transaction disrupts current plans and operations of the Company and potential difficulties in employee retention as a result of the proposed transaction; the outcome of any legal proceedings that may be instituted against the Company, SPAC or the combined company related to the Business Combination Agreement or the proposed transaction; the ability to maintain the listing of SPAC’s securities on a national securities exchange; the price of SPAC’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which SPAC plans to operate or the Company operates, variations in operating performance across competitors, changes in laws and regulations affecting SPAC’s or the Company’s business; the Company’s inability to meet or exceed its financial projections and changes in the combined capital structure; changes in general economic conditions, including as a result of the COVID-19 pandemic; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; changes in domestic and foreign business, market, financial, political and legal conditions; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries and other risks and uncertainties indicated from time to time in the final prospectus of SPAC for its initial public offering and the proxy statement/prospectus to be filed relating to the proposed business combination or in the future, including those under “Risk Factors” therein, and in SPAC’s other filings with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SPAC nor the Company presently know or that SPAC nor the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SPAC’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. SPAC and the Company anticipate that subsequent events and developments will cause SPAC’s or the Company’s assessments to change. However, while SPAC and the SPAC may elect to update these forward-looking statements at some point in the future, SPAC and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing SPAC’s or the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Business Combination Agreement, dated as of September 14, 2022, by and among New PubCo, the Merger Subs, the Company and SPAC*

10.1	Voting and Support Agreement, dated September 14, 2022, by and among the Company, the SPAC, and those parties named therein*

10.2	Lock-up Agreement, dated September 14, 2022, by and among the Company, the SPAC, and those parties named therein*

10.3	Form of PIPE Subscription Agreement

10.4	Amendment to the Sponsor Letter Agreement, dated as of September 14, 2022, by and among the SPAC, the Sponsor, and those parties named therein.

10.5	Form of A&R Registration Rights Agreement

99.1	Joint Press Release, dated as of September 15, 2022

99.2	Investor Presentation

99.3	Investor Presentation Transcript

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules to these exhibits have been omitted in accordance with Item 601(b)(2) of Regulation S-K. SPAC agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPB Acquisition Corporation I

Date: September 15, 2022	By:	/s/ David Friedberg
	Name:	David Friedberg
	Title:	Chief Executive Officer